UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 30, 2005

Associated Banc-Corp
(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Hansen Road, Green Bay, Wisconsin	54304
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	920-491-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On September 30, 2005, Associated Banc-Corp (“Associated”) and State Financial Services Corporation (“State Financial”) issued a joint press release announcing that they had entered into an amendment of the Agreement and Plan of Merger dated March 21, 2005, in which the parties agreed to extend the Expiration Date to October 3, 2005. A copy of the Amendment to the Agreement and Plan of Merger is filed as Exhibit 99.1 to this Current Report. A copy of the joint press release is filed as Exhibit 99.2 to this Current Report.

Item 9.01.     Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibits are being filed herewith:

           (99.1)  Amendment to Agreement and Plan of Merger

           (99.2)    Joint Press Release of Associated Banc-Corp and State Financial Services Corporation, dated September 30, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)
Date September 30, 2005	By /s/ Brian R. Bodager
(Signature)* Brian R. Bodager Chief Administrative Officer, General Counsel & Corporate Secretary

* Print name and title of the signing officer under his signature.

ASSOCIATED BANC-CORP

Exhibit Index to Current Report on Form 8-K

Exhibit Number
(99.1)	Amendment to Agreement and Plan of Merger
(99.2)	Joint Press Release of Associated Banc-Corp and State Financial Services Corporation dated September 30, 2005.